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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                                  NETGURU, INC.
              (Exact name of registrant a specified in its charter)


         Delaware                       0-28560                   22-2356861
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887
               (Address of principal executive offices) (Zip Code)


                                 (714) 974-2500
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS


         On August 13, 2002, the Registrant issued a press release announcing a scheduled conference call and clarifying the Registrant's acquisition, merger, public offering or similar activities in India. The full text of the press release is filed and incorporated in this Report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated August 13, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002                NETGURU, INC.



                                     By:      /s/ AMRIT K. DAS
                                        --------------------------------------
                                           Amrit K. Das, Chairman of the Board
                                           and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press Release dated August 13, 2002.






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